                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                September 7, 2000
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Tennessee                       01-12073                 62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

I.  Execution of Master Lease Termination Agreement with Interstate

                  Under the federal REIT Modernization Act (the "RMA"), which becomes effective on January 1, 2001, Equity Inns, Inc. (the "Company") is permitted to lease its hotels to wholly-owned taxable REIT subsidiaries of the Company (the "TRS Lessees").

                  On September 7, 2000, the Company, Equity Inns Partnership, L.P. (the "Partnership") and certain of their subsidiaries and affiliates (collectively, the "ENN Entities") entered into a Master Lease Termination Agreement (the "Termination Agreement") with Interstate Hotels, LLC ("IHC"), Crossroads/Future Company, L.L.C. ("Crossroads/Future"), Crossroads/Memphis Partnership, L.P. ("Crossroads/Memphis") and Crossroads Hospitality Company, L.L.C. ("CHC") and certain other IHC subsidiaries and affiliates (collectively, the "IHC Entities"). The Termination Agreement provides for, among other things,
(i) the termination or assignment of the percentage leases between the ENN Entities and the IHC Entities (the "Percentage Leases"); (ii) the termination of certain lease guaranties from Interstate and Patriot American Hospitality, Inc. (the "Guaranties"); and (iii) the termination of other agreements between the ENN Entities and the IHC Entities. Upon such terminations, the Company will enter into new leases with the TRS Lessees. Under the RMA, the TRS Lessees are required to enter into management agreements with "eligible independent contractors" who will manage the hotels.

                  Certain provisions of the Termination Agreement are summarized below:

                  Termination of Master Agreement and Guaranties: In the Termination Agreement, the Partnership, the Company, IHC, Crossroads/Memphis, and Crossroads/Future agreed that the Master Agreement dated as of November 4, 1996, as further amended by the First Amendment to Master Agreement dated as of November 15, 1996, the Second Amendment to Master Agreement dated as of February 6, 1997, and the Consolidated Amendment to the Lease Agreements and Master Agreement dated as of March 31, 1999 (as so amended, the "Master Agreement") shall terminate as to all of the Company's 75 hotels leased to IHC and its affiliates (the "IHC Leased Hotels") effective January 1, 2001 (the "Closing Date"), so that after the Closing Date none of the Company, the Partnership, IHC, Crossroads/Memphis and Crossroads/Future shall have any further rights, liabilities or obligations under the Master Agreement except to the extent such terms expressly survive such termination. Further, subject to certain exceptions in the event closing does not occur on or before the Closing Date, Section 3.11 of each Percentage Lease, which provides certain performance standards to be met by the IHC Entities leasing the Company's hotels (the "IHC Lessees"), shall be suspended prior to the Closing Date as to all periods before and after July 21, 2000 (the "Effective Date"). The Termination Agreement provides for mutual releases and discharges from certain obligations, claims and liabilities between the parties on the termination of the Percentage Leases for such hotels;
however, on termination of the leases, each IHC Lessee and each ENN Entity leasing hotels under the Percentage Leases to the IHC Lessors (a "ENN Lessor") shall remain liable (i) for all rent and indemnification obligations and liabilities under such leases which arise or accrue before the Closing Date and
(ii) with respect to the terms of such leases which survive their termination.

                  The  ENN  Lessors  have  further   agreed  that  each  of  the
Guaranties shall terminate in full on the Closing Date.

                  Right to Assign Leases: Notwithstanding anything to the contrary in the Termination Agreement, if requested by the Company in writing at least 10 business days before the Closing Date, the IHC Lessees will assign all of their respective right, title, and interest to and in the Percentage Leases (other than any excluded leases) to any TRS Lessee effective as of the Closing Date in lieu of terminating such lease.

Management Agreements: Effective as of the Closing Date and in connection with the lease terminations, the TRS Lessees will enter into management agreements with CHC for 55 of the Company's hotels. The terms of the management agreements for the hotels range from one year to five years and will expire with respect to 12 hotels on December 31, 2001, 13 hotels on December 31, 2002, 12 hotels on December 31, 2003, 11 hotels on December 31, 2004 and 7 hotels on December 31, 2005. The TRS Lessees will also enter into management agreements with (a) Promus Hotels, Inc. as to 20 of the Company's hotels (with the terms of the management agreements for 16 of these hotels being for two years, expiring on December 21, 2002, and the terms of four of these hotels being for six





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years,  expiring on December 231, 2006) and (b) Crestline Hotels & Resorts, Inc.
as to two of the Company's hotels (with the terms of the management agreements for these hotels being for two years, expiring on December 21, 2002).

                  Consents and Approvals: The completion of the transactions contemplated by the Termination Agreement requires the obtaining of certain third party consents and approvals. The ENN Entities have agreed to use their commercially reasonable efforts to obtain all necessary consents prior to the Closing Date, with the IHC Entities agreeing to cooperate in all reasonable respects with the ENN Entities to obtain such consents and any liquor licenses (to the extent a new liquor license is required or the extent an assignment of liquor license is necessary). If the ENN Entities are unable to obtain all such consents, the ENN Entities and the IHC Entities have agreed to cause the ENN Lessors or a subsidiary of the Company, as determined by the Company, and the IHC Lessees to enter into at closing an amendment to the Percentage Lease for each of the Hotels for which the necessary consents have not been obtained. Such amendment shall provide for various ongoing rights and obligations and the continuance of certain provisions of the Percentage Leases.

         A copy of the  Termination  Agreement  is set  forth  as  Exhibit  10.7 hereto.


II.  Bank One Credit Agreement

         On October 26, 2000, the Partnership, Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. (collectively, the "Borrower") entered into a Secured Revolving Credit Agreement (the "Credit
Agreement") in the maximum principal amount of $125 million (the "Credit Facility") with Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A., National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association, as Lenders, Bank One, NA, as Administrative Agent, Banc One Capital Markets, Inc. as Co-Lead Arranger/Book Manager, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger/Book Manager, and Bank of America N.A. as Documentation Agent, effective November 2, 2000.

         The Credit Facility has a three-year term which matures on October 26, 2003. The Credit Agreement provides for an interest rate set at either (i) the adjusted base rate announced by Bank One plus the applicable margin or (ii) the adjusted LIBOR rate at one month, two month, three month and six month periods, as selected in advance by the Borrower. Currently, the interest rate on the Credit Facility is LIBOR plus 2.50%. Initial borrowings under the Credit Facility were used on November 9, 2000 to repay the then-existing balance on the Company's prior $219.5 million unsecured line of credit with Bank One (the "Bank One Line"). The Credit Facility is secured by 28 of the Company's hotels with a carrying value of approximately $26 million, and the Company, Equity Inns Trust and Equity Inns Services, Inc. have entered into guaranty agreements as to the Credit Facility.

         The Credit Agreement is set forth as Exhibit 10.8 hereto.

III.  GMAC and GECC Securitizations

         On October 20, 2000, the Company financed $36,000,000 through an indirect, wholly-owned subsidiary limited partnership of the Company with GMAC Commercial Mortgage Company ("GMAC") in a securitized financing transaction (the "GMAC Securitization") with a fixed annual interest rate of 8.25%. The principal amount of the loan is amortized over 25 years, with the unpaid balance being due and payable in November 2010. Proceeds from the completion of the GMAC Securitization were used to repay existing debt under the Company's then-existing Bank One Line. In connection with the GMAC Securitization, eight of the Company's hotel properties with a carrying value of approximately $62 million were used to collateralize the loan made by GMAC thereunder.

         On November 9, 2000, the Company financed an aggregate of $69,653,100 through two subsidiary limited partnerships of the Company in two indirect, wholly-owned securitized loans (the "GECC Securitizations") with General Electric Credit Corporation ("GECC") at a fixed annual interest rate of 8.25%. The principal amount of the loans made under the GECC Securitizations is amortized over 25 years, with the unpaid balance being due and payable





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in December 2010. Proceeds from the completion of the GECC  Securitizations were used to repay existing debt under the Bank One Line. In connection with the GECC Securitizations, 16 of the Company's hotel properties with a carrying value of approximately $111 million were used to collateralize the two loans made by GECC thereunder.



(c) Exhibits


10.1   --  Guaranty of Leases dated November 15, 1996 by Interstate Hotels
           Company (Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13, 1996)

10.2   --  Guaranty of Leases dated November 15, 1996 by Interstate Hotels
           Corporation (Incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13,
           1996)

10.3   --  Master Agreement dated as of November 4, 1996 among Equity Inns,
           Inc., Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads Future Company, L.L.C. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13, 1996)

10.4   --  First Amendment to Master Agreement dated as of November 15, 1996 among Equity Inns, Inc., Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads Future Company, L.L.C. (Incorporated by reference to
           Exhibit 10.5 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13, 1996)

10.5   --  Second Amendment to Master Agreement dated as of February 6, 1997 by
           Equity Inns, Inc., Equity Inns Partnership, L.P., EQI Financing Partnership I, L.P., Interstate Hotels Corporation, Crossroads/ Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., and Crossroads Future Company, L.L.C. (Incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q (Registration No. 01-12073) for the quarter ended March 31, 1997 and filed with the Securities and Exchange Commission on April 30,
           1997)

       -- Consolidated Amendment to Lease Agreements and Master Agreement dated as of March 31, 1999, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., Equity Inns Partnership II, L.P., Crossroads/Memphis Partnership, L.P., State College BBQ/Concord Joint Venture, Crossroads/Memphis Financing Company, L.L.C., Crossroads Future Company, L.L.C., Patriot American Hospitality, Inc., Interstate Hotels, LLC, Crossroads Hospitality Company, L.L.C. and Interstate Hotels Management, Inc.

10.7*  --  Master Lease Termination Agreement dated as of September 7, 2000, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., Equity Inns Partnership II, L.P., E.I.P. Orlando, L.P., Crossroads/Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., Crossroads/Memphis Financing Company II, L.L.C., Crossroads Future Company, L.L.C., Crossroads Future Financing Company, L.L.C., Interstate Hotels, LLC and Crossroads Hospitality Company, L.L.C.

10.8*-- Secured Revolving Credit Agreement dated as of October 26, 2000, by and among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. as Borrower,





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           Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A.,
           National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association, as Lenders, Bank One, NA, as Administrative Agent, Banc One Capital Markets, Inc. as Co-Lead Arranger/Book Manager, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger/Book Manager, and Bank of America N.A. as Documentation Agent

--------------
*Filed herewith.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUITY INNS, INC.



January 8, 2001                            /s/Donald H. Dempsey
                                           -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                List of Exhibits


10.1   --  Guaranty of Leases dated November 15, 1996 by Interstate Hotels
           Company (Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13, 1996)

10.2   --  Guaranty of Leases dated November 15, 1996 by Interstate Hotels
           Corporation (Incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13,
           1996)

10.3   --  Master Agreement dated as of November 4, 1996 among Equity Inns,
           Inc., Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads Future Company, L.L.C. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13, 1996)

10.4   --  First Amendment to Master Agreement dated as of November 15, 1996 among Equity Inns, Inc., Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads Future Company, L.L.C. (Incorporated by reference to
           Exhibit 10.5 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 13, 1996)

10.5   --  Second Amendment to Master Agreement dated as of February 6, 1997 by
           Equity Inns, Inc., Equity Inns Partnership, L.P., EQI Financing Partnership I, L.P., Interstate Hotels Corporation, Crossroads/ Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., and Crossroads Future Company, L.L.C. (Incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q (Registration No. 01-12073) for the quarter ended March 31, 1997 and filed with the Securities and Exchange Commission on April 30,
           1997)

       -- Consolidated Amendment to Lease Agreements and Master Agreement dated as of March 31, 1999, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., Equity Inns Partnership II, L.P., Crossroads/Memphis Partnership, L.P., State College BBQ/Concord Joint Venture, Crossroads/Memphis Financing Company, L.L.C., Crossroads Future Company, L.L.C., Patriot American Hospitality, Inc., Interstate Hotels, LLC, Crossroads Hospitality Company, L.L.C. and Interstate Hotels Management, Inc.

10.7*  --  Master Lease Termination Agreement dated as of September 7, 2000, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., Equity Inns Partnership II, L.P., E.I.P. Orlando, L.P., Crossroads/Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., Crossroads/Memphis Financing Company II, L.L.C., Crossroads Future Company, L.L.C., Crossroads Future Financing Company, L.L.C., Interstate Hotels, LLC and Crossroads Hospitality Company, L.L.C.

10.8*-- Secured Revolving Credit Agreement dated as of October 26, 2000, by and among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. as Borrower,





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           Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A.,
           National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association, as Lenders, Bank One, NA, as Administrative Agent, Banc One Capital Markets, Inc. as Co-Lead Arranger/Book Manager, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger/Book Manager, and Bank of America N.A. as Documentation Agent

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*Filed herewith.